VAN KAMPEN UNIT TRUSTS, SERIES 555
               SELECT S&P GREATER CHINA PICKS PORTFOLIO, SERIES 3

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 16, 2006

     Notwithstanding anything to the contrary in the prospectus, the stock of Cheung Tai Hong Holdings Ltd. is no longer included in the Portfolio and the stock of Cheung Kong Holdings Ltd. is included in the Portfolio.

Supplement Dated:  May 2, 2006